UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 23, 2015

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Robert Half International Inc.
(Exact name of registrant as specified in its charter)

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Delaware	01-10427	94-1648752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2884 Sand Hill Road, Menlo Park, CA	94025
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (650) 234-6000
NO CHANGE
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On July 23, 2015, Robert Half International Inc. issued a press release reporting earnings for the second fiscal quarter of 2015. A copy of the press release is attached hereto as Exhibit 99.1.
The foregoing information in this Current Report on Form 8-K, including exhibit 99.1 attached hereto, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such future filing.

Item 8.01	Other Events.
The Company’s Form 10-Q for the fiscal quarter ended March 31, 2015 and Form 10-K for the fiscal year ended December 31, 2014 contained disclosures regarding a complaint filed in California Superior Court by Plaintiff Theresa Daniels, on behalf of herself and a putative class of salaried Recruiting Managers, naming the Company as Defendant. The complaint alleged that salaried Recruiting Managers based in California had been misclassified under California law as exempt employees, and sought an unspecified amount for unpaid overtime pay alleged to be due to them had they been paid as non-exempt hourly employees, as well as statutory penalties for alleged violations of the California Labor Code arising from such alleged misclassification. The complaint also alleged a claim under California Business and Professions Code section 17200 for unfair competition. The Plaintiff also sought an unspecified amount for other damages, attorneys’ fees, and statutory penalties. On or about September 17, 2014, the Plaintiff provided written notice to the California Labor and Workforce Development Agency of her alleged claims. On October 27, 2014, the Plaintiff filed a First Amended Complaint adding a representative claim and request for penalties under the California Private Attorney General Act. On May 9, 2015, the parties entered into a settlement agreement with regard to Plaintiff’s individual claims in an amount immaterial to the Company and, on May 26, 2015, the Court dismissed the complaint. Accordingly, the Company will not make disclosures regarding this case in its Securities and Exchange Commission filings filed subsequent to its quarterly report on Form 10-Q for the quarter ended June 30, 2015.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

99.1	Robert Half International Inc. July 23, 2015, Press Release.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Robert Half International Inc.

Date: July 23, 2015	By:	/s/ M. KEITH WADDELL
	Name:	M. Keith Waddell
	Title:	Vice Chairman, President and Chief Financial Officer